UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2014 (March 27, 2014)

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact Name of Registrant as Specified in its Charter)

Maryland (Sotherly Hotels Inc.)	001-32379 (Sotherly Hotels Inc.)	20-1531029 (Sotherly Hotels Inc.)
Delaware (Sotherly Hotels LP)	001-36091 (Sotherly Hotels LP)	20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 27, 2014, Sotherly Hotels Inc. (the “Company”), the sole general partner of Sotherly Hotels LP (the “Operating Partnership”), completed the acquisition (the “Acquisition”) of a 326-room hotel in Atlanta, Georgia known as the Georgian Terrace (the “Georgian Terrace”) from CSC Georgian Terrace Limited Partnership, a Delaware limited partnership.

On April 1, 2014, the Company and the Operating Partnership filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Initial Form 8-K”) reporting, among other things, the completion of the Acquisition. On June 12, 2014 the Company and the Operating Partnership filed an Amendment No. 1 to the Initial Form 8-K (“Amendment No. 1”) to disclose in Items 9.01(a) and 9.01(b) the required financial statements and pro forma financial information related to the Acquisition.

The Company and the Operating Partnership are filing this Amendment No. 2 to the Initial Form 8-K on Form 8-K/A (“Amendment No. 2”) to correct certain typographical and clerical errors in the pro forma financial information filed as Exhibit 99.2 to Amendment No. 1, and to make a minor amendment to the consent of Grant Thornton LLP filed as Exhibit 23.1 to Amendment No. 1. No additional changes are being made to the prior disclosure.

The pro forma financial information attached hereto replaces in its entirety the pro forma financial information previously filed with Amendment No. 1. The pro forma financial information attached hereto should be read in conjunction with the Initial Form 8-K, Amendment No. 1 and this Amendment No. 2, and is incorporated by reference as though fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma combined financial information of Sotherly Hotels Inc. and the Georgian Terrace is filed as Exhibit 99.2 to this Amendment, and is incorporated by reference as though fully set forth herein.

(d) Exhibits

23.1	Consent of Grant Thornton LLP.

99.2	Unaudited pro forma combined financial information of Sotherly Hotels Inc. and the Georgian Terrace.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2014

SOTHERLY HOTELS INC.

By:	/s/ David R. Folsom
David R. Folsom President and Chief Operating Officer

SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

By:	/s/ David R. Folsom
David R. Folsom President and Chief Operating Officer

Exhibit List

23.1	Consent of Grant Thornton LLP.

99.2	Unaudited pro forma combined financial information of Sotherly Hotels Inc. and the Georgian Terrace.

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